SECURITY AND PLEDGE AGREEMENT


         THIS SECURITY AND PLEDGE AGREEMENT (the "Agreement") is entered into as of March 18, 1999, by and between Country Star Restaurants, Inc. a Delaware corporation, (the "Debtor") and Go Call, Inc., a Delaware corporation ("Secured Party").

                                    RECITALS
                                    --------

         WHEREAS, pursuant to the terms of that certain Credit Line Agreement, dated as of March 18, 1999 (the "Credit Line Agreement") expired December 31, 1999, by and among Debtor and Secured Party, Debtor has delivered to Secured Party a Secured Promissory Note, expired December 31, 1999 (the "Note"), dated as of March 18, 1999; and

         WHEREAS, as a material inducement to Secured Party to execute the Credit Line Agreement, Debtor has agreed to pledge, as security for the payment of the obligations under the Credit Line Agreement and the Note, the Collateral described herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                    AGREEMENT
                                    ---------

         1. CREATION OF SECURITY INTEREST AND DESCRIPTION OF COLLATERAL.

                   a. Debtor hereby grants, assigns and pledges as security and conveys to Secured Party, a security interest in all of the following personal property of Debtor, now owned or hereafter acquired (the "Collateral"):

                            (1) all present and future rights of Debtor to payment of money, whether due or to become due, including, without limitation, any right to payment for goods sold or leased, or to be sold or leased, or for services rendered, or to be rendered, no matter how evidenced and whether or not earned by performance, any account, accounts receivable, instruments and chattel paper.

                            (2) all present and fixture contract rights, general intangibles, including, but not limited to, tax and duty refunds, registered and unregistered patents, inventions, trademarks, service marks, copyrights, trade names, applications for the foregoing, trade secrets, goodwill, processes, drawings, blueprints, customer lists, franchises, permits, customer lists, licenses, whether as licensor or licensee, choses in action and other claims and existing and future


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         leasehold interests in equipment, real estate and fixtures, chattel papa, documents, instruments, securities, investment property, letters of credit, proceeds of letters of credit, bankers' acceptances, guarantees, royalties, commissions, general and limited partnership interests, whether partnership assets constitute real or personal property, and proceeds from such interests.

                            (3) all present and future monies, securities, credit balances, deposits, deposit accounts and other property of Debtor now or hereafter held or received by or in transit to the Debtor or its affiliates or at any other depository or other institution from or for the account of Debtor, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of accounts and other collateral, including, without limitation, rights and remedies under or relating to guarantees, contracts of suretyship, letters of credit and other insurance related to the collateral, rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, goods described in invoices, documents, contracts or accounts or other collateral, including, without limitation, returned, repossessed and reclaimed goods, and deposits by and property of account debtors or other persons securing the obligations of account debtors.

                            (4) all of Debtor's now owned and hereafter existing or acquired inventory, raw materials, work in process, finished or unfinished goods, merchandise, other tangible personal property held for sale or lease or furnished or to be furnished under contracts of service or used or consumed in Debtor's business, and all other inventory of whatsoever kind or nature, wherever located.

                            (5) all of Debtor's now owned and hereafter acquired equipment, machinery, computers and computer hardware and software (whether owned or licensed), vehicles, tools, furniture, fixtures, all attachments, accessions and property now or hereafter affixed thereto or used in connection therewith, and component parts, additions, substitutions and replacements thereof, wherever located.

                            (6) all of Debtor's present and fixture books of account of every kind or nature, purchase and sale agreements, invoices, ledger cards, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data relating to the collateral or any account debtor, together with the tapes, disks, diskettes and other data and software storage media and devices, file cabinets or containers in or on which the foregoing are stored (including any rights of Debtor with respect to the foregoing maintained with or by any other person).

                            (7) all securities owned by Debtor and all new, substituted and additional securities issued with respect thereto; together with all voting or other rights now or hereafter exercisable and all cash and noncash dividends and all other property now or hereafter receivable with respect to any of the foregoing ("Pledged Securities").


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

                            (8) all products and proceeds of the foregoing, in any form, including, without limitation, insurance proceeds and any claims against third parties for loss or damage to or destruction of any or all of the foregoing.

                            (9) all other tangible personal property of the Debtor.

                  b. The Collateral shall include and this Agreement shall cover any and all of the proceeds, increases, accretions, and products of all of the personal property which is, or hereafter becomes, subject to this Agreement and any property which the Debtor may receive upon the sale, exchange, collection or other disposition of any portion of the Collateral or proceeds thereof, including without limitation, insurance proceeds.

         2. SECURED OBLIGATIONS. The security interest granted herein shall secure the payment and performance of each of the following obligations ("Obligations") now or hereafter existing:

                   a. All payments due under the terms of the Credit Line Agreement and the Note and all loans, advances, extensions of credit and other obligations of Debtor to Secured Party, direct or indirect, absolute or contingent, joint or several, whether or not otherwise secured;

                    b. Debtor's obligations to pay all amounts advanced, expended or incurred by Secured Party resulting from Debtor's failure to perform any term, covenant or condition of this Agreement or resulting from Debtor's breach of any representation or warranty made by Debtor to Secured Party under this Agreement or otherwise; and

                    c. Debtor's obligation to pay all amounts advanced, expended or incurred by Secured Party under the terms of this Agreement or for the maintenance or preservation of the Collateral.

         3. COVENANTS OF DEBTOR. Debtor represents, warrants and covenants to Secured Party, as follows:

                    a. Debtor shall maintain complete and accurate books and records with respect to the Collateral at its principal place of business in a form and substance satisfactory to Secured Party. Secured Party shall at all times be afforded access to Debtor's books and records and may inspect, audit and make copies of any and all part of such books and records and any data relating to the Collateral, and Secured Party shall have free access to and the right to obtain and copy any computer information held by Debtor or third parties pertaining to the Collateral. At Secured Party's request Debtor shall provide to Secured Party balance sheets, earnings statements and other financial data reasonably requested by Secured Party.

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

                  b. Debtor shall pay and perform all obligations when due, including without limitation, all obligations under this Agreement.

                  c. Debtor shall appear in and defend any and all lawsuits and proceedings of any type which, in Secured Party's opinion, may affect the Collateral. Debtor shall pay all costs and expenses, including reasonable attorneys' fees in appearing and defending such lawsuits and proceedings.

                  d. At Secured Party's request, Debtor shall deliver to Secured Party any and all instruments and other documents as Secured Party may request relating to all or any part of the Collateral.

                  e. Debtor shall make any and all notations in Debtor's books and records requested by Secured Party relating to all or any part of the Collateral.

                  f. Debtor shall execute any and all documents and instruments, including any specified by Secured Party, to evidence, effectuate, perfect, maintain, preserve and protect Secured Party's security interest in the Collateral.

                  g. Debtor shall post such notices as Secured Party may designate upon the Collateral or in or about the areas where the Collateral may be located.

                  h. Debtor shall affix to all items of tangible Collateral such plate or sticker as Secured Party may, at any time, designate.

                  i. Debtor shall notify Secured Party immediately of any theft, loss, destruction of, or damage to any or all of the Collateral and shall immediately notify Secured Party of any condition or event which may tend to impair the value of any or all of the Collateral.

                  j. Debtor shall promptly pay any and all expenses incurred in the purchase, delivery, repair or use of the Collateral.

                  k. Debtor shall segregate all cash or other liquid proceeds of any portion of the Collateral in a separate and segregated account in a bank or other financial institution approved by Secured Party. Debtor shall, and Secured Party may, notify such bank or financial institution with whom such deposit account is maintained that such deposit account is pledged as Collateral security under the terms of this Agreement.

                  l. Debtor shall give Secured Party prompt notice of all claims, actions and proceedings instituted or threatened against Debtor or affecting all or any part of the Collateral.

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

                  m. Without Secured Party's prior written consent, Debtor shall not sell, transfer, pledge, hypothecate, lease or otherwise dispose of or abandon all or any part of the Collateral, other than inventory in the ordinary course of business.

                  n. Debtor shall at all times provide and maintain at Debtors cost, insurance coverage of the Collateral against loss or damage by fire, earthquake and other risks normally covered by extended insurance coverage, including without limitation, theft, burglary and other risks customarily insured against by companies engaged in businesses similar to that of Debtor. Each policy shall be in an amount, and upon such terms and conditions and with such company as is reasonably satisfactory to Secured Party. Such insurance coverage shall be payable to both Secured Party and Debtor as their interests may appear.

                  o. Debtor shall not undertake any acts which will modify the terms of any of the accounts, instruments or general intangibles which constitute a part of the Collateral without the prior written consent of Secured Party.

                  p. Debtor assumes all risk and liability arising from the use and operation of the Collateral, either by negligence or otherwise, and hereby indemnifies and holds Secured Party harmless from and against any and all claims, costs, damages, losses, and expenses, including but not limited to, attorneys' fees, arising out of or related to the Collateral, any loss or damage of any kind to any person or property caused by the Collateral, or its use and operation, or Debtor's performance under this Agreement.

                  q. Debtor shall hold all proceeds of the Collateral in trust for Secured Party and shall not commingle such proceeds with any other property.

                  r. Debtor shall comply with all statutes, regulations and ordinances pertaining to the Collateral and the conduct of Debtor's activities and business; and if any suit or proceeding is initiated by or against Secured Party in connection with this Agreement, Debtor shall make all of Debtor's personnel available to Secured Party and shall in all ways cooperate with Secured Party in the defense or prosecution of such suit or proceeding.

         4. FURTHER AGREEMENTS OF THE PARTIES. In connection with Secured Party's rights to the Collateral, Debtor represents, warrants and agrees that:

                  a. Debtor owns all right, title and interest in an to the Collateral and has not pledged, granted a security interest in or hypothecated any of the Collateral;

                  b. Secured Party is authorized to receive, retain and apply as additional security hereunder, any proceeds, distributions, substitutions and other receipts hereafter accruing to the Collateral and to notify any third party, including any party to a contract or other document which is part of the Collateral, of Secured Party's interest hereunder and to make any and all distributions or performances with respect to the Collateral directly to Secured Party. Debtor hereby expressly authorizes and instructs any such third party to


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

act in accordance with the foregoing terms of this paragraph until it shall have received further written notice from Debtor and from Secured Party and Debtor hereby indemnities and holds harmless any such third party for acts taken hereunder prior to the receipt of such written notice; and

                  c. At its option, Secured Party may discharge any liens, security interests, or other claims levied or made against the Collateral, may pay for the maintenance and preservation of the Collateral and, should Debtor fail or refuse to make any payment or perform any covenant or obligation or condition required by the terms of any obligation secured by the Credit Line Agreement, the Note and this Agreement or hereunder, Secured Party may, in its sole discretion, and without notice to Debtor, perform or satisfy such covenant, condition or claim in such manner and to such extent as Secured Party may deem necessary to protect the Collateral and the security of this Agreement, the Credit Line Agreement and the Note. In addition, Secured Party may extend the time for performance, waive performance, or otherwise modify the performance of the Obligations. In the event Secured Party shall take any action pursuant to this paragraph, then such action shall not in any respect release Debtor from any of the terms or conditions hereof or from performance of the Obligations secured hereby strictly in accordance with their terms, and Debtor shall, upon demand, reimburse Secured Party for any payment made or any expense incurred by Secured Party in performance pursuant to this paragraph together with interest thereon at the lesser of ten percent (10%) per annum or the highest lawful rate from the date any such payment or expense is incurred. The amount of any obligation of Debtor resulting from the terms of this paragraph shall be added to and shall be secured by this Agreement and the security interest created hereby.

         5. DELIVERY OF PLEDGED SECURITIES. All certificates representing the Pledged Securities shall be delivered to Secured Party by Debtor pursuant hereto endorsed in suitable form for transfer by endorsement and delivery by Secured Party, and accompanied by any required transfer tax stamps, all in form and substance satisfactory to Secured Party. In the event that Debtor receives any additional securities or non-cash distributions, with respect to Pledged Securities or substitute Collateral, Debtor shall immediately pledge to Secured Party and deposit with Secured Party certificates representing all such securities. All such securities constitute Collateral and are subject to all provisions of this Agreement. Debtor shall instruct the issuer of any securities pledged pursuant to this Agreement that all non-cash distributions with respect to those securities shall be delivered to Secured Party.

         6. ADMINISTRATION OF SECURITIES COLLATERAL. The following provisions shall govern the administration of any securities pledged:

                  a. Subject to the limitations of subsection 6(b), Debtor irrevocably constitutes and appoints Secured Party, whether or not the securities have been transferred into the name of Secured Party, as Debtor's proxy with full power, in the same manner, to the same extent and with the same effect as if Debtor were to do the same, to exercise any and all voting and other consensual rights pertaining to the securities and to do all things that Debtor can do or could do as stockholder, giving Secured Party full power of substitution and revocation. This irrevocable proxy shall terminate at such time


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

as this Agreement is no longer in full force and effect and all Obligations are paid in full. The foregoing proxy is coupled with an interest sufficient in law to support an irrevocable power. Debtor hereby revokes any proxy or proxies heretofore given to any person or persons and agrees not to give any other proxies in derogation hereof until such time as this Agreement is no longer in full force and effect.

                  b. The forgoing irrevocable proxy shall be exercisable by Secured Party only upon: (1) the occurrence and continuance of an Event of Default under this Agreement, the Credit Line Agreement or the Note, and (ii) the giving of written notice of the occurrence thereof to Debtor, and until such time:

                          (1) Debtor shall be entitled to exercise any and all
                  voting and other rights pertaining to the securities or any part thereof for any purpose not inconsistent with the terms of this Agreement, the Credit Line Agreement or the Note, or any document or instrument delivered or to be delivered pursuant to or in connection herewith or therewith; and

                          (2) Secured Party shall execute and deliver (or
                  cause to be executed and delivered) to Debtor all such proxies and other instruments as Debtor may reasonably request for the purpose of enabling it to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (1) above.

                  c. Debtor covenants to promptly cause any of the Pledged Securities which are unregistered to become registered with the Securities and Exchange Commission pursuant to any applicable registration rights agreements. Upon such registration, Debtor hereby agrees to cause, subject to the applicable consent provisions herein, such Pledged Securities to be sold as quickly as is reasonable prudent. Debtor acknowledges that proceeds of such sale shall be used to partially prepay the Obligations underlying this Agreement, the Credit Line Agreement or the Note as provided therein.

                  d. If Secured Party consents to a sale of any of the Pledged Securities, then upon consummation of the sale, Debtor shall promptly notify Secured Party of such sale and the amount of proceeds received. Debtor shall segregate all cash or other proceeds in an account, including a brokerage account, at an institution approved by Secured Party. Debtor shall notify such institution that such account is pledged hereunder. Pursuant to the terms of this Agreement, the Credit Line Agreement and the Note, such proceeds shall be paid directly to Secured Party in partial satisfaction of the Obligations underlying this Agreement, the Credit Line Agreement or the Note.

         7. EVENTS OF DEFAULT. Debtor shall be in default under the terms of this Agreement and the obligations secured by this Agreement upon the happening of any of the following events or conditions:

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

                  a. Upon default in the payment or performance of any Obligation secured hereby or of any covenant or condition in this Agreement, the Credit Line Agreement or the Note;

                  b. If any material part of the Collateral is lost, stolen, damaged or destroyed, or any levy, lien, seizure or attachment, including without limitation, any federal or state tax lien, is made thereof or thereon and such loss, theft, damage or destruction is not replaced or repaired, or such levy, seizure or attachment is not removed within five (5) days after the date thereof; and

                  c. If Debtor shall make any assignment for the benefit of creditors; if a receiver shall at any time be appointed for any of the assets of' Debtor; or if a petition is filed by or against Debtor, either voluntarily or involuntarily, under any bankruptcy or insolvency laws.

         8. RIGHTS UPON DEFAULT. Upon such default and at any time thereafter, Secured Party shall have, and may take in any order and without waiving its right to subsequent election or any alternative remedy:

                  a. All of the remedies of a Secured Party under the Uniform Commercial Code as adopted in the State of California, as now or hereafter in effect;

                  b. All remedies provided to it under any of the terms of any Obligation secured hereby;

                  c. All other remedies afforded by applicable law;

                  d. Secured Party may assemble the Collateral, but shall give Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of reasonable notice shall be met if such notice is mailed, postage prepaid, to the address of Debtor shown herein below at least five days before the time of the sale or disposition. Secured Party may be a purchaser at any such sale. Expenses of retaking, holding, preparing for sale, selling or the like shall include Secured Party's reasonable attorneys' fees and legal expenses;

                  e. Without breach of the peace and without notice to Debtor, Secured Party may enter any premises of Debtor to search for, take and store any of the Collateral or any records thereof or to maintain and store the Collateral or any records thereof at the Debtor's premises without cost or expense to Secured Party;

                  f. Secured Party may withhold, retain and apply in offset any monies owed to Debtor against the total amounts due to Secured Party hereunder and secured by this Agreement; and

                  g. All of the foregoing rights may be exercised concurrently or in such order as Secured Party may determine. Failure of Secured Party to exercise any rights it may have upon the Debtor's default hereunder or under the terms of any Obligation secured hereby shall not be deemed a waiver of its


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

rights thereupon or to be a release of Debtor from any Obligation hereunder or under the terms of said Obligations secured hereby unless such waiver or release is given in writing by Secured Party, and in the event thereof, no such waiver shall be deemed to constitute a waiver of any succeeding default.

         9. PRIVATE SALE. Secured Party shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to
Section 8 hereof conducted in a commercially reasonable manner. Debtor hereby waives any claims against Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if Debtor accepts the first offer received and does not offer the Collateral to more than one offeree.

         10. DEFICIENCY. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section 8 hereof are insufficient to cover the costs and expenses of such realization and the payment in full of the Obligations, Debtor shall remain liable for any deficiency.

         11. APPLICATION OF PROCEEDS. Except as otherwise herein expressly provided, the proceeds of any collection, sale or other part of the Collateral pursuant hereto, and any other cash at the time held by or on behalf of Secured Party under this Agreement, shall be applied by Secured Party:

          FIRST, to the payment of the costs and expenses of such collection, sale or other realization (if any) and the costs, fees, expenses and other amounts owing to Secured Party under Section 8 hereof;

           NEXT, to the payment in full of the Obligations, in each case, equally and ratably in accordance with the amounts then due and owing; and

           FINALLY, after payment in full of the foregoing, the payment to Debtor, or its successors or assigns, or as a court of competent jurisdiction may direct, of any Collateral surplus then remaining.

          As used in Sections 10 or 11, "proceeds" of Collateral shall mean cash and other property realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of Debtor.

         12. INDEMNITY AND EXPENSES.

                  a. Debtor agrees to indemnify Secured Party from and against any and all claims, losses, liabilities and expenses arising out of or resulting from: (i) this Agreement (including, without limitation, enforcement of this Agreement), or (ii) any refund or adjustment of any amount paid or payable to Secured Party under or in respect of this Agreement, or any interest therein, that may be ordered or otherwise required by any person.

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

                  b. Debtor will, on demand, pay to Secured Party the amount of all expenses (including the fees and expenses of counsel and of experts and agents) of, or incident to, the enforcement of any of the provisions of this Agreement, or performance by Secured Party of any Obligations of Debtor in respect of the Collateral which Debtor has failed or refused to perform, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of all of the Collateral or any part thereof and for the care of the Collateral and defending or asserting rights and claims of Secured Party in respect thereof, by litigation or otherwise, and all such expenses shall be Obligations.

         13. FURTHER ASSURANCES. Debtor agrees that, from time to time upon the written request of Secured Party, Debtor shall execute and deliver such further documents and do such other acts and things as Secured Party may reasonably request in order fully to effectuate the purposes of this Agreement.

         14. GENERAL PROVISIONS.

                  a. Debtor hereby waives insofar as legally possible any and all rights to notice, demand or other action of Secured Party precedent to the institution of legal action upon Obligations hereof.

                  b. Upon delivery of reasonable written or telephonic notice, Secured Party shall be entitled to enter the place of business of Debtor during normal business hours to inspect the Collateral.

                  c. In the event that now or at any time hereafter there are more debtors or successors in interest to Debtor in the Collateral, they shall be jointly and severally liable hereunder. Unless otherwise defined herein, words used have the meanings given them in the Uniform Commercial Code as adopted in the State of California. All exhibits to this Agreement are incorporated by reference. In this Agreement whenever and whereafter the context so requires, the singular shall include the plural, and the masculine, the feminine or neuter gender, or vice versa. In the event of any action or proceeding arising out of or related to this Agreement, the prevailing party shall be entitled to recover from the losing party all costs of such proceeding, including, without limitation, reasonable attorneys' and expert witnesses' fees whether or not such proceeding is prosecuted to judgment. All agreements, covenants, conditions and provisions of this Agreement shall apply to and bind the heirs, executors, administrators and assigns of all parties hereto, and all the successors in, interest of Debtor in the Collateral.

                  d. This Agreement may be executed in counterparts; each executed counterpart hereof shall constitute an original; all shall constitute but one and the same Agreement which shall become effective when it is signed and delivered by Debtor.

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

                  e. Except as otherwise expressly provided in this Agreement or by law, any and all notices or other communications required or permitted by this Agreement or by law to be served on, given to or delivered to any party hereto by any other party to this Agreement shall be in writing and shall be deemed duly served, given, delivered and received when: (1) if personally delivered to the party to whom directed, on the date of such hand delivery, (ii) if sent by telecopier and followed by first class mail, the later of the date sent by telecopier or deposited in the mails, or (iii) if by overnight courier, the date of delivery by the overnight courier, addressed as follows if to Debtor, to:
                                       Country Star Restaurants, Inc.
                                       1000 Universal Center Drive
                                       Unit 195
                                       Universal City, CA 91608
                                       Telecopier No. 818-622-6422

           if to Secured
           Party, to:                  Go Call, Inc.
                                       15 Queen Street East
                                       Cambridge, Ontario
                                       Canada N3C 2A7
                                       Telecopier No. (519)651-0457

Any party may change its address for the purpose of this paragraph by giving written notice of such change to the other parties in the manner provided in this paragraph.

                  f. This Agreement shall be construed and interpreted in accordance with the laws (including all applicable choice of laws rules) of the State of California. Any dispute arising under this Agreement, whether during the term of this Agreement or at any subsequent time, shall be resolved exclusively in the courts of the State of California. All terms not defined herein are used as set forth in the California Commercial Code.

                  g. Secured Party shall not have any duty of care with respect to the Collateral, except to exercise reasonable care with respect to the Collateral in its custody, but shall be deemed to have exercised reasonable care if it exercises the same degree of care and skill with respect to the Collateral as a prudent person would in the conduct of his or her own affairs, or if Secured Party takes such action with respect to the Collateral as the Debtor requests in writing, but neither failure to comply with any such request nor any omission to do any such act requested by Debtor shall be deemed a failure to exercise reasonable care.

                  h. The rights and remedies of Secured Party hereunder, the security interests created hereby and the Obligations of Debtor hereunder (commencing on the date hereof and until the termination of this Agreement) are absolute, irrevocable and unconditional, irrespective of:



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

                           (1) any amendment to, waiver of consent to or
                  departure from, or failure to exercise any right, remedy, power or privilege under or in respect of, any of the Obligations, or any other agreement or instrument relating thereto;

                           (2) the acceleration of the maturity of any of the
                  Obligations or any other modification of the time of payment thereof;

                           (3) any substitution, release or exchange of any
                  other security for or guarantee of any of the Obligations or the failure to create, preserve, validate, perfect or protect any other security interest granted to, or purported to be granted to, or in favor of, Secured Party; or

                           (4) any other event or Circumstance whatsoever which
                  might otherwise constitute a legal or equitable discharge of a surety or a guarantor, it being the intent of this Section 14(h) that the Obligations of Debtor hereunder shall be absolute, irrevocable and unconditional under any and all circumstances.

                  i. This Agreement, the Obligations and the security interests created hereunder shall automatically be reinstated, if any, to the extent that for any reason any payment by or on behalf of Debtor in respect of the Obligations is rescinded or must otherwise be restored or repaid by Secured Party or any holder of the Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and Debtor shall indemnify Secured Party on demand for all reasonable costs and expenses (including, without limitation, fees of counsel) incurred by Secured Party in connection with such rescission or restoration.

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

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written at Los Angeles, California.


                                          ("Secured Party')

                                          GO CALL, INC.

                                          By: /S/ signature
                                              ----------------------






                                          ("Debtor")

                                          COUNTRY STAR RESTAURANTS, INC.

                                          By:  /S/ signature
                                              ----------------------


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

                             SECURED PROMISSORY NOTE

$500,000                                                    March 18, 1999
                                                            Cambridge, Ontario


          At the times hereinafter stated, for value received, Country Star Restaurants, Inc., a Delaware corporation ("Obligor"), promises to pay to Go Call, Inc., a Delaware corporation, or order ("Obligee"), at such place as may be designated in writing, the principal sum of up to $500,000 in lawful money of the United States of America, with interest from the date hereof on unpaid principal at the rate of seven percent (7%) per annum. The "principal sum" shall be equal to that amount which has been advanced by Obligee to Obligor and remains outstanding under that certain Credit Line Agreement between Obligee and Obligor, dated as of March 18, 1999, and shall be payable in one installment, together with all accrued and unpaid interest thereon, on December 31, 1999.

          Obligor may prepay the outstanding principal and accrued interest in whole or in part at any time without penalty. All payments under this Promissory Note shall be first attributed to accrued and unpaid interest owing hereunder, and thereafter to the principal amount of the obligation on this Promissory Note.

          The obligation underlying this Promissory Note is secured pursuant to the terms of that certain Security and Pledge Agreement (the "Pledge Agreement"), of even date herewith, executed by Obligor and Obligee.

           If the holder of this Promissory Note refers it to an attorney for collection or seeks legal advice following a default under this Promissory Note, or if an action is instituted on this Promissory Note, or any other judicial or non-judicial action is instituted by the holder hereof or any other person and an attorney is employed by the holder to appear in such action or proceeding, Obligor and every endorser and guarantor hereof, and every person who assumes the obligations evidenced by this Promissory Note, jointly and severally, promise to pay reasonable attorneys' fees for services performed by the holders attorney, and all costs and expenses incurred incident to such employment. Obligor and every endorser and guarantor hereof waive diligence, demand, presentment for payment, notice of non-payment, protest and notice of protest, notice of dishonor of this Promissory Note, and expressly agree that at the option of the holder, this Promissory Note or any payment hereunder may be extended from time to time and further consent to the acceptance of security for

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


this Promissory Note, all without in any manner affecting the liability of the Obligor, and any endorsers or guarantors hereof.

          This Promissory Note shall be construed and interpreted in accordance with the laws (including all applicable choice of laws rules) of the State of California. Any dispute arising under this Promissory Note, whether dining the term of this Promissory Note or at any subsequent time, shall be resolved exclusively in the courts of the State of California.

          The undersigned Obligor has executed this Promissory Note as of the date first written above at Los Angeles, California.


                                    "Obligor"

                                    COUNTRY STAR RESTAURANTS, INC.


                                    By: /S/ signature
                                        ---------------------
                                    President





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